Exhibit 10.1

SECOND

amendment to LOAN agreement

This SECOND Amendment to Loan Agreement is dated as of ______________________________ (this “Amendment”) by and among General Electric Capital Corporation, a Delaware corporation, as lender (with its successors and assigns, “Lender”) and as collateral agent for the benefit of itself and Lender (together with its successors and assigns, “Collateral Agent”), Apio, Inc., a Delaware corporation (“Apio”), and Apio Cooling A California Limited Partnership, a California limited partnership (“Apio Cooling”; Apio and Apio Cooling may be referred to herein individually as “Borrower” and collectively as “Borrowers”).

RECITALS

A.     Lender, Collateral Agent, Borrowers, GreenLine Foods, Inc. (“GreenLine Foods”) and GreenLine South Carolina Properties, LLC (“GreenLine SC”) have entered into that certain Loan Agreement dated as of April 23, 2012 (the “Loan Agreement”). All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Loan Agreement.

B.     GreenLine SC has merged into GreenLine Foods with GreenLine Foods as the survivor, and GreenLine Foods has merged into Apio with Apio as the survivor.

C.     The parties hereto entered into the First Amendment to Loan Agreement dated as of August 28, 2014.

D.     Equipment Lender is providing additional financial accommodations to Apio pursuant to the Equipment Facility Documents for financing or refinancing of certain equipment (the “2014-B Equipment”) and in connection therewith is requiring a lien on the Property.

E.     Lender is willing to consent to a subordinate lien on the Property provided that Collateral Agent obtains a subordinate lien on the 2014-B Equipment.

F.     Lender, Collateral Agent and Borrowers desire to amend the Loan Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, it is hereby agreed as follows:

1.     Amendment. Lender, Collateral Agent and Borrowers amend Exhibit B to the Loan Agreement by adding thereto the equipment and other collateral described in Exhibit A1 and Exhibit A2 hereto; provided, however, that so long as no Default or Event of Default has occurred and is continuing under the Mortgages, the subordinate lien on the Equipment Facility Collateral shall automatically terminate and be of no further force and effect upon the repayment in full of any and all loans with respect to the Equipment Facility Collateral.  From time to time, upon request by Borrowers, the Lender shall, without further consideration other than reimbursement for any costs and expenses, execute, deliver and acknowledge all such further documents, agreements, certificates and instruments and do such further acts as Borrowers may reasonably require to more effectively evidence or effectuate any such termination and release, including, but not limited to, any applicable personal property release documents, instruments and agreements.

2.     Representations and Warranties. Each Borrower hereby represents and warrants to Lender and Collateral Agent as follows:

(a)     Neither Borrower has any cause of action at law or in equity against Lender, Collateral Agent or any other person, including, without limitation, any offset, defense, deduction or counterclaim with respect to the Loan Agreement or any other Loan Document;

(b)     No Default or Event of Default has occurred under any Loan Document;

(c)     Each Borrower has been duly authorized to execute and deliver this Amendment, and this Amendment and the Loan Documents constitute the legal, valid and binding obligation of each Borrower, enforceable in accordance with its terms; and

(d)     Each of the representations and warranties contained in each Loan Document is true and correct on the date hereof as though made on and as of the date hereof.

3.     Reference to and Effect on Borrower Documents.

(a)     Except as specifically provided in this Amendment, the Loan Agreement and the other Loan Documents shall remain in full force and effect, and Borrower hereby ratifies and confirms each such Loan Document.

(b)     Upon the effectiveness of this Amendment each reference (i) in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” or words of similar import, and (ii) in any other Loan Document to “the Loan Agreement” shall, in each case and except as otherwise specifically stated therein, mean and be a reference to the Loan Agreement as modified hereby.

4.     Entire Agreement. This Amendment, including all annexes, exhibits, schedules and other documents incorporated by reference herein or delivered in connection herewith, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

5.     Severability. Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

6.     Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon (a) the successors and permitted assigns of Lender and Collateral Agent and (b) the successors and assigns of Borrowers.

7.     Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart thereof.

8.     Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York (excluding choice-of-law principles).

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; EXECUTION PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment in their respective corporate names by their duly authorized officers, all as of the date first written above.

Lender and Collateral Agent:	GENERAL ELECTRIC CAPITAL CORPORATION, for itself and as collateral agent By:________________________________ Name:______________________________ Title: Authorized Signatory

Borrowers:	APIO, INC. By:________________________________ Name:______________________________ Title: ______________________________

APIO COOLING A CALIFORNIA LIMITED PARTNERSHIP By: Apio, Inc., its general partner

By: __________________________ Name: ________________________ Title: _________________________

[EXECUTION PAGE OF SECOND AMENDMENT TO LOAN AGREEMENT]

ACKNOWLEDGMENT OF GUARANTORS

By their execution below, the undersigned, being guarantors under that certain Guaranty dated as of April 23, 2012 by Landec Corporation and Greenline Holding Company or that certain Security Agreement dated as of April 23, 2012 by Apio, Inc., Cal Ex Trading Company and Greenline Logistics, Inc., each for the benefit of Lender and Collateral Agent, does hereby (i) reaffirm their respective obligations, representations, warranties and covenants under the Guarantor Documents, (ii) confirm that the Guarantor Documents remain in full force and effect and enforceable against the undersigned and that they have no causes of action at law or in equity against Lender or Collateral Agent, including, without limitation, any offset, defense, deduction or counterclaim, with respect to the Obligations, any Guarantor Document or the obligations under the Guarantor Documents, and (iii) acknowledge and agree that the Guarantor Documents shall be deemed amended so that the term “Loan Agreement” shall refer to the Loan Agreement, as amended by this Amendment, and as hereafter amended from time to time.

LANDEC CORPORATION

By:________________________________

Name: ______________________________

Title: _______________________________

APIO, INC.

By:________________________________

Name: ______________________________

Title: _______________________________

CAL EX TRADING COMPANY

By:________________________________

Name: ______________________________

Title: _______________________________

GREENLINE LOGISTICS, INC.

By:________________________________

Name:_______________________________

Title:________________________________